497(e) File Nos. 033-05819 and 811-05034


Supplement Dated June 15, 1998 to Statement of Additional Information Dated March 2, 1998


CitiFunds (SM) National Tax Free Income Portfolio
CitiFunds (SM) New York Tax Free Income Portfolio


The paragraph entitled "Participation Interests" on pages 5 and 6 of the Statement of Additional Information is replaced in its entirety with the following:

      The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel interest income on such interests will be taxexempt when distributed as dividends to shareholders of the Funds. Participation interests include municipal lease obligations which are deemed to be illiquid unless otherwise determined by the Board of Trustees.